MORGAN STANLEY
                                                                   456 records
MSM 2004-11AR 3 Year Arms                                 Balance: 173,582,848


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Summary Statistics
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Avg. Loan Size: 380,664.14
Pct Greater $750,000: 14.43
WA Fico:   707
WA Fico Lt 650:   637
WA LTV:   76.14
WA LTV's Gt 80:   89.74
WA LTV's Gt 80 No MI:   0.00
Pct with Silent Second:   66.80
WA CLTV:   87.15
WA Fico (Loans w/ Silent Second):   711
WA CLTV (Loans with Silent Second):   94.41
Percent IO:   92.88
WA Fico IO Loans:   706
WA CLTV IO Loans:   87.86
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                               Number                           % of
                                   of               Total      Total
                             Mortgage             Current    Current
Occupancy                       Loans         Balance ($)    Balance
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Primary                           406      156,254,944.72      90.02
Second Home                         3        2,035,036.17       1.17
Investment                         47       15,292,866.63       8.81
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Total:                            456      173,582,847.52     100.00
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                               Number                           % of
                                   of               Total      Total
                             Mortgage             Current    Current
Property Type                   Loans         Balance ($)    Balance
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Single Family Residence           291      113,847,982.77      65.59
Condo                              44       13,732,909.68       7.91
2-4 Family                         17        7,894,199.99       4.55
PUD                               104       38,107,755.08      21.95
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Total:                            456      173,582,847.52     100.00
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                               Number                           % of
                                   of               Total      Total
                             Mortgage             Current    Current
Loan Purpose                    Loans         Balance ($)    Balance
-------------------------------------------------------------------------------
Purchase                          304      109,025,020.86      62.81
Refinance - Rate Term              65       23,742,363.01      13.68
Refinance - Cashout                87       40,815,463.65      23.51
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Total:                            456      173,582,847.52     100.00
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CA Concentration
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CA Concentration:   63.44
Northern CA %:   32.68
Southern CA %:   30.75
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                               Number                           % of
                                   of               Total      Total
                             Mortgage             Current    Current
Property Type                   Loans         Balance ($)    Balance
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Full                               84       23,572,348.63      13.58
Alternative                        36        9,386,383.81       5.41
Limited                           288      120,722,152.61      69.55
No Documentation                   38       14,811,431.79       8.53
No Ratio                           10        5,090,530.68       2.93
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Total:                            456      173,582,847.52     100.00
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R:\Conduit Securitization\MSM 2004-11AR\MSM 2004-11AR Termsheet 20041208.cas
Dec 8, 2004 16:47                                                 Page 1 of 1